                                                                    Exhibit 10.2

                             FIFTEENTH AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                  This FIFTEENTH AMENDMENT ("Fifteenth Amendment"), dated as of May 15, 2002, is made to the Second Amended and Restated Loan and Security Agreement, dated as of September 20, 1999, among PW Eagle, Inc. (f/k/a/ Eagle Pacific Industries, Inc. and herein "Borrower"), the lenders named therein ("Lenders"), and Fleet Capital Corporation ("FCC") as agent for said Lenders ("FCC, in such capacity, "Agent"). Said Second Restated Loan and Security Agreement, as amended by an Amendment to Loan and Security Agreement dated as of September 22, 1999, an Amendment to Loan and Security Agreement dated as of September 24, 1999, a Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 8, 1999, a Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated as of March 10, 2000, a Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated as of July 28, 2000, a Sixth Amendment to Second Amended and Restated Security Agreement dated as of March 1, 2001, a Seventh Amendment to Second Amended and Restated Loan and Security Agreement dated as of March 30, 2001, an Eighth Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 14, 2001, a Ninth Amendment to Second Amended and Restated Loan and Security Agreement dated as of August 13, 2001, a Tenth Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 6, 2001, an Eleventh Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 31, 2001, a Twelfth Amendment to Second Amended and Restated Loan and Security Agreement dated as of January 25, 2002, a Thirteenth Amendment to Second Amended and Restated Loan and Security Agreement dated as of February 28, 2002 a Fourteenth Amendment to Second Amended and Restated Loan and Security Agreement dated as of March 27, 2002, and as it may be further amended, is hereinafter referred to as the "Loan Agreement." The terms used herein and not otherwise defined shall have the meanings attributed to them in the Loan Agreement.

                  WHEREAS, Lenders, Agent and Borrower desire to make certain amendments and modifications to the Loan Agreement.

                  NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and contained in the Loan Agreement, the parties hereto hereby agree as follows:

             1. Financial Covenants. Upon the Fifteenth Amendment Effective Date, Exhibit Q to the Loan Agreement is hereby deleted and Exhibit Q attached hereto and incorporated herein is inserted in its stead.

             2. Reaffirmation of Representations and Warranties. Borrower hereby reaffirms each of the warranties and representations contained in the Loan Agreement and the Loan Documents as if each such representation and warranty were made on the date hereof. Further Borrower represents and warrants to Agent and Lenders that as of the date hereof there are no existing and continuing Defaults or Events of Default after giving effect to this Fifteenth Amendment.

             3. Conditions Precedent. This Fifteenth Amendment shall become effective upon satisfaction of each of the following conditions precedent:

                            (i)   Borrower, Agent and Lenders shall have
                executed and delivered to each other this Fifteenth Amendment;

                            (ii) Borrower and the holders of the Subordinated Notes shall have amended the Subordinated Note Documents in a manner acceptable to Agent and Lenders so as to revise the financial covenants contained therein; and

                            (iii) Agent and Lenders shall be satisfied, in the
                reasonable exercise of their discretion, that, after giving effect to this Fifteenth Amendment, the financial covenants in the Sale and Leaseback Agreements shall be deemed amended in a manner comparable to the amendments to the Loan Agreement financial covenants contained herein.

                   The date on which all of the foregoing conditions precedent are satisfied shall be called the "Fifteenth Amendment Effective Date."

             4. Counterparts. This Fifteenth Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

             5. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

             6. Releases; Indemnities.

          (a) In further consideration of Agent's and Lenders' execution of this Fifteenth Amendment, Borrower, individually and on behalf of its successors (including, without limitation, any trustees acting on behalf of Borrower and any debtor-in-possession with respect to Borrower), assigns, subsidiaries and Affiliates, hereby forever releases Agent and Lenders and their respective successors, assigns, parents, subsidiaries, Affiliates, officers, employees, directors, agents and attorneys (collectively, the "Releasees") from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, whether known or unknown, matured or unmatured, fixed or contingent (collectively, "Claims") that Borrower may have against the Releases which arise from or relate to any actions which the Releases may have taken or omitted to take in connection with the Loan Agreement prior to the date of the Fifteenth Amendment was executed including without limitation with respect to the Obligations, any Collateral, the Loan Agreement, any other Loan Document and any third parties liable in whole or in part for the Obligations. This provision shall survive and continue in full force and effect whether or not Borrower shall satisfy all other provisions of the Loan Documents or the Loan Agreement including payment in full of all Obligations.

          (b) Borrower hereby agrees that its obligation to indemnify and hold the Releases harmless as set forth in Section 6(a) shall include an obligation to indemnify and hold the Releases harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releases, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of Borrower, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statutes, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Fifteenth Amendment or any other document executed in connection herewith. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Fifteenth Amendment, the Loan Agreement and the other Loan Documents.

                            [Signature Page Follows]

IN WITNESS WHEREOF, this Fifteenth Amendment has been duly executed as of the date first written above.


PW EAGLE, INC.                               FLEET CAPITAL CORPORATION,
                                             as Agent and Lender

By: /s/ Roger R. Robb
    ------------------------------------
    Name:  Roger R. Robb                     By: /s/ Brian Conole
           -----------------------------         -------------------------------
    Title: Chief Financial Officer               Name:  Brian Conole
           -----------------------------                ----------------------
                                                 Title: Senior Vice President
                                                        ----------------------
                                             HARRIS TRUST AND SAVINGS BANK


                                             By: /s/ Daniel Konopacki
                                                 -------------------------------
                                                 Name:  Daniel Konopacki
                                                        ----------------------
                                                 Title: Vice President
                                                        ----------------------

                                             THE CIT GROUP/BUSINESS CREDIT, INC.


                                             By: /s/ Anthony Alexander
                                                 -------------------------------
                                                 Name:  Anthony Alexander
                                                        ----------------------
                                                 Title: Vice President
                                                        ----------------------

                                             U.S. BANK NATIONAL ASSOCIATION


                                             By: /s/ C. Kirk Dyche
                                                 -------------------------------
                                                 Name:  C. Kirk Dyche
                                                        ----------------------
                                                 Title: Vice President
                                                        ----------------------

                                    EXHIBIT Q

                               FINANCIAL COVENANTS

Consolidated Net Income means, with respect to Borrower and its Subsidiaries for any fiscal period, the net income (or loss) of Borrower and its Subsidiaries for such period taken as a whole (determined in accordance with GAAP on a consolidated basis), but excluding in any event: (a) any gains or losses on the sale or other disposition of Investments or fixed or capital assets or from any transaction classified as extraordinary under GAAP, any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses;
(b) the proceeds of any life insurance policy; (c) net earnings and losses of any business entity, substantially all the assets of which have been acquired in any manner by Borrower, realized by such business entity prior to the date of such acquisition; (d) net earnings and losses of any business entity which shall have merged into Borrower earned or incurred prior to the date of such merger;
(e) net earnings of any business entity (other than a Consolidated Subsidiary) in which Borrower has an ownership interest unless such net earnings shall have been received by Borrower in the form of cash distributions; (f) earnings resulting from a reappraisal, revaluation or write-up of assets; (g) any charge to net earnings resulting from the amortization of the value of stock options given to employees to the extent required by FASB 25; (h) any increase or decrease of net income arising from a change in Borrower's accounting methods;
(i) any gains resulting from the forgiveness of Funded Debt or the retirement of Funded Debt at a discount; (j) any gain arising from the acquisition of any Securities of Borrower; and (k) any reversal of any contingency reserve, except that provision for such contingency reserve shall have been made from income arising during such period.

EBITDA With respect to any fiscal period, the sum of Borrower's Consolidated Net Income plus amounts deducted in determining Consolidated Net Income in respect of: (a) any provision for (or less any benefit from) income taxes whether current or deferred; (b) amortization and depreciation expense; (c) Interest Expense for such period; (d) prior to December 31, 1999, that portion of cost of goods sold resulting from the write-up of Inventory in connection with the Acquisition pursuant to APB 16; provided that the aggregate amount added to EBITDA pursuant to this clause (d) shall not exceed $3,000,000; and (e) the restructuring charge taken in the third fiscal quarter of fiscal year 2001 in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00).

Fixed Charge Coverage Ratio - With respect to any period of determination, the ratio of (i) EBITDA of Borrower for such period minus income taxes paid in cash and non-financed Capital Expenditures during such period to (ii) Fixed Charges.

Fixed Charges - For any period of determination, the sum of (a) scheduled principal payments of Funded Debt (including the principal portion of scheduled payments of Capital Lease Obligations), (b) Interest Expense paid in cash included in the determination of Consolidated Net Income, and (c) dividends paid on Borrower's capital stock.

Funded Debt - means: (i) Indebtedness arising from the lending of money by any Person to Borrower, including, without limitation, the Obligations; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to Borrower (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Indebtedness of Borrower under any guaranty of obligations that would constitute Funded Debt under clauses (i) through (iv) hereof if owed directly by Borrower or any guaranty having the economic effect of guaranteeing any of the obligations of any other Person. In computing the amount of Funded Debt, the Subordinated Notes will be valued at full face value (less any payments thereon) without giving effect to any original issue discount.

Funded Debt to EBITDA Ratio - With respect to any date, the ratio of (i) total funded Funded Debt as of such date to (ii) EBITDA. For purposes of the Funded Debt to EBITDA Ratio, (i) for the period from 10/1/99 through 12/31/99, the period from 7/1/01 through 9/30/01 and the period from 1/1/02 to 3/31/02, EBITDA for such periods shall be actual EBITDA for such period multiplied by four (4);
(ii) for the period from 10/1/99 through 3/31/2000, the period from 7/1/01 through 12/31/01 and the period from 1/1/02 to 6/30/02, EBITDA for such period shall be actual EBITDA for such periods multiplied by two (2); and (iii) for the period from 10/1/99 through 6/30/00, the period from 7/1/01 through 3/31/02 and the period from 1/1/02 to 9/30/02, EBITDA for such period shall be actual EBITDA for such period multiplied by four-thirds (4/3).

Interest Coverage Ratio - With respect to any period of determination, the ratio of (i) EBITDA for such period to (ii) Interest Expense paid in cash for such period, all as determined in accordance with GAAP.

Interest Expense - With respect to any fiscal period, the interest expense incurred for such period excluding interest income as determined in accordance with GAAP.

Investment - All investments in the property or assets of any person, in cash or property, whether by way of advance, loan, extension of credit by Borrower or any of its Subsidiaries (by way of guaranty or otherwise) or capital contribution, or purchase of stock, bonds, notes, debentures or other securities or any assets constituting the purchase of a business or line of business.

Net Worth - Book net worth of the Borrower as determined in accordance with GAAP. For purposes of this Exhibit Q, Net Worth shall include any unamortized value assigned to the Warrants issued in connection with the Subordinated Notes which value was calculated in accordance with GAAP and is contained in Borrower's Consolidated Financial Statements.

Interest Coverage Ratio - Borrower shall not permit the Interest Coverage Ratio as of the last date of the period set forth below to be less than the ratio set forth opposite such period below:

-------------------------------------------------------------------------------
Period                                                      Ratio

-------------------------------------------------------------------------------
For 3 months ending 3/31/2002                               N.A.
-------------------------------------------------------------------------------
For 6 months ending 6/30/2002                               1.50 to 1
-------------------------------------------------------------------------------
For 9 months ending 9/30/2002                               1.80 to 1
-------------------------------------------------------------------------------
For 12 months ending 12/31/2002                             1.65 to 1
-------------------------------------------------------------------------------
Trailing 12 month period ending 3/31/2003 and each 6/30,    1.70 to 1
9/30, 12/31 and 3/31 thereafter
-------------------------------------------------------------------------------

Fixed Charge Coverage Ratio - Borrower shall not permit the Fixed Charge Coverage Ratio as of the last date of the period set forth below to be less than the ratio set forth opposite such period below:

-------------------------------------------------------------------------------
Period                                                      Ratio
-------------------------------------------------------------------------------
For 3 months ending 3/31/2002                               N.A.
-------------------------------------------------------------------------------
For 6 months ending 6/30/2002                               1.00 to 1
-------------------------------------------------------------------------------
For 9 months ending 9/30/2002                               1.20 to 1
-------------------------------------------------------------------------------
Trailing 12 month period ending 12/31/2002                  1.05 to 1
-------------------------------------------------------------------------------
Trailing 12 month period ending 3/31/2003 and each 6/30,    1.10 to 1
9/30, 12/31 and 3/31 thereafter
-------------------------------------------------------------------------------

Net Worth - Borrower shall achieve Net Worth as of the last day of each period set forth below of not less than the amount set forth opposite such period below:

-------------------------------------------------------------------------------
Period                                                            Ratio
-------------------------------------------------------------------------------
For Quarter ending 3/31/2002                                      N.A.
-------------------------------------------------------------------------------
For Quarter ending 6/30/2002                                      $16,000,000
-------------------------------------------------------------------------------
For Quarter ending 9/30/2002                                      $16,000,000
-------------------------------------------------------------------------------
For Quarter ending 12/31/2002                                     $14,000,000
-------------------------------------------------------------------------------
For Quarter ending 3/31/2003                                      $13,500,000
-------------------------------------------------------------------------------
For Quarter ending 6/30/2003                                      $14,800,000
-------------------------------------------------------------------------------
For Quarter ending 9/30/2003                                      $14,700,000
-------------------------------------------------------------------------------
For Quarter ending 12/31/2003                                     $14,400,000
-------------------------------------------------------------------------------
For Quarter ending 3/31/2004                                      $12,900,000
-------------------------------------------------------------------------------
For Quarter ending 6/30/2004 and each Quarter thereafter          $13,500,000
-------------------------------------------------------------------------------

Funded Debt to EBITDA Ratio - Borrower shall not permit the Funded Debt to EBITDA Ratio for any period set forth below to be greater than the ratio set forth opposite such period below:

------------------------------------------------------------------------------
Period                                                            Ratio
------------------------------------------------------------------------------
3 months ending 3/31/2002                                         N.A.
------------------------------------------------------------------------------
6 months ending 6/30/2002                                         6.10 to 1
------------------------------------------------------------------------------
9 months ending 9/30/2002                                         4.80 to 1
------------------------------------------------------------------------------
Trailing 12 month period ending 12/31/2002                        6.40 to 1
------------------------------------------------------------------------------
Trailing 12 month period ending 3/31/2003                         6.40 to 1
------------------------------------------------------------------------------
Trailing 12 month period ending 6/30/2003                         6.40 to 1
------------------------------------------------------------------------------
Trailing 12 month period ending 9/30/2003                         6.40 to 1
------------------------------------------------------------------------------
Trailing 12 month period ending 12/31/2003                        5.60 to 1
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Trailing 12 month period ending 3/31/2004                   5.30 to 1
-------------------------------------------------------------------------------
Trailing 12 month period ending 6/30/2004 and each 9/30,    4.90 to 1
12/31, 3/31 and 6/30 thereafter
-------------------------------------------------------------------------------

Minimum Availability - Have at times during each of the periods listed below, Availability equal to or greater than the Availability set forth opposite such period in the following schedule:

-------------------------------------------------------------------------------
Period                                                      Availability
-------------------------------------------------------------------------------
February 28, 2002 to April 15, 2002                         $1,000,000
-------------------------------------------------------------------------------
April 16, 2002 to May 15, 2002                              $3,000,000
-------------------------------------------------------------------------------
May 16, 2002 to December 15, 2002                           $6,000,000
-------------------------------------------------------------------------------
December 16, 2002, to March 15, 2003                        $2,000,000
-------------------------------------------------------------------------------
March 16, 2003, to December 15, 2003                        $6,000,000
-------------------------------------------------------------------------------
December 16, 2003, to March 15, 2004                        $2,000,000
-------------------------------------------------------------------------------
March 16, 2004, and thereafter                              $6,000,000
-------------------------------------------------------------------------------

Borrower, Agent and Lenders agree that the Minimum Availability required by the preceding two sentences may only be modified or amended with the consent of Borrower, Agent and each Lender. Other financial covenants contained in this Exhibit Q may continue to be amended with the consent of Borrower and Required Lenders.

Minimum EBITDA - Borrower shall achieve EBITDA of Four Hundred Thousand Dollars ($400,000) or more for the three month period ended March 31, 2002.